                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 2, 1998

                       HEALTHCARE IMAGING SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    000-19636                22-3119929
 ----------------------------   ------------------------   -------------------
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)



                  200 Schulz Drive, Red Bank, New Jersey 07701
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 224-9292

                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            Pursuant to an asset purchase agreement (the "Purchase
Agreement"), dated as of September 16, 1998, among HealthCare Imaging Services, Inc. (the "Company"), Echelon MRI, P.C., Mainland Imaging Center, P.C., North Jersey Imaging Management Associates, L.P., Bloomfield Imaging Associates, P.A., Irving N. Beran, M.D., P.A. (collectively, the "Beran Entities"), the estate of Irving N. Beran, Deceased, Mrs. Phyllis Beran and Sam Beran, M.D. (collectively, the "Beran Stockholders"), the Company acquired substantially all of the Beran Entities' assets and properties that pertain to the three diagnostic imaging facilities, one radiology/x- ray/ultrasound facility and certain other radiology facilities operated by the Beran Entities, at the following locations:

         1. Echelon MRI, P.C.:

            108 Somerdale Road
            Voorhees, New Jersey 08043
            (MRI Facility)

         2. Mainland Imaging Center, P.C.:

            1418 New Road                        612 Atlantic Avenue
            Northfield, New Jersey 08225         Ocean City, New Jersey 08226
            (MRI Facility)                       (X-ray office)

         3. Bloomfield Imaging Associates, P.A.:
            350 Bloomfield Avenue
            Bloomfield, New Jersey 07003

            (MRI Facility)

         4. Irving N. Beran, M.D., P.A.:

            2512 Atlantic Avenue                 429 White Horse Pike
            Atlantic City, New Jersey 08401      Atco, New Jersey 08004
            (Ultrasound office)                  (X-ray office)

            600 Somerdale Road                   640 N. Black Horse Pike
            Suites, 113, 116 and 117             Williamstown, New Jersey 08094
            Voorhees, New Jersey 08043           (X-ray office)
            (X-ray office)

The acquisition was consummated on October 2, 1998, to be effective as of October 1, 1998. The Company intends to continue to use the acquired assets in the operation of these facilities.

            The consideration given by the Company for the Beran Entities' assets was (i) the assumption of certain obligations and liabilities of the Beran Entities, (ii) cash in the amount of $11,500,000 and (iii) the issuance of 887.385 shares of Series D Cumulative Accelerating

Redeemable Preferred Stock of the Company (the "Series D Preferred Stock") having an aggregate liquidation preference of $9,317,542.50 (i.e., $10,500 per share liquidation preference). The purchase price is subject to an adjustment based on the value of the Beran Entities' accounts receivable as of the closing date. The purchase price was determined through arms'-length negotiations between the Company and the Beran Entities. The Company also loaned the Beran Entities an aggregate of $2,500,000, which loan bears interest at 8% per annum and matures upon the earliest to occur of (a) the redemption by the Company of all outstanding shares of Series D Preferred Stock, (b) December 31, 1999, or
(c) the conversion into common stock, par value $0.01 per share, of the Company (the "Common Stock") of a majority of the shares of Series D Preferred Stock issued in connection with the Purchase Agreement. The Company used the proceeds of a loan from DVI Financial Services Inc. to pay the cash portion of the purchase price and to fund the loan to the Beran Entities.

            The preferences and rights of the Series D Preferred Stock, and certain covenants of the Company related to the issuance thereof, are set forth in the Certificate of Designations, Preferences and Rights of the Series D Preferred Stock filed by the Company with the Secretary of State of the State of Delaware on October 2, 1998 (the "Certificate"). A copy of the Certificate is attached hereto as an exhibit and is incorporated herein by reference. Among other things, dividends on the Series D Preferred Stock will accrue commencing on the date of issuance (the "Issue Date") at the rate of 8% of the liquidation preference and will increase by an additional 2% upon each three month anniversary of the date of issuance; provided, however, that in no event will the dividend rate be in excess of 15% of the liquidation preference. All accrued and unpaid dividends will be payable quarterly in cash commencing January 10, 1999. After March 1, 1999 (the "Convertibility Date"), the holders of the Series D Preferred Stock will be entitled to convert the Series D Preferred Stock into Common Stock equal to the quotient of (x) the aggregate liquidation preference of the Series D Preferred Stock being converted divided by (y) the Conversion Price (as hereinafter defined); provided that unless the Company obtains stockholder approval of the issuance of the Series D Preferred Stock, the holders of the Series D Preferred Stock only will be able to convert into Common Stock representing in the aggregate 19.9% of the outstanding Common Stock as of the Issue Date. The "Conversion Price" shall be equal to the average of the market prices for the Common Stock for the twenty (20) consecutive trading days immediately preceding the Convertibility Date and shall be subject to adjustment in certain circumstances. The holders of the Series D Preferred Stock will be entitled to vote, on an as-converted basis, with the holders of the Common Stock as one class on all matters submitted to a vote of Company stockholders; provided that unless the Company obtains stockholder approval of the issuance of the Series D Preferred Stock, the holders of the Series D Preferred Stock will not be able to exercise their aggregate voting rights in excess of 19.9% of the outstanding Common Stock as of the Issue Date. The Company may redeem the Series D Preferred Stock, in whole but not in part (unless otherwise consented to by the holders of a majority of the then outstanding Series D Preferred Stock), at any time at its liquidation preference plus all accrued and unpaid dividends to the date of redemption. The Series D Preferred Stock may not be transferred until the Convertibility Date.

            In connection with the acquisition, each of the Beran Entities and the Beran Stockholders also has entered into a non-competition agreement with the Company. No other material relationship exists between the Company (or any of its affiliates, any director or officer of the Company or any associate of any such director or officer) and the Beran Entities or the Beran Stockholders.

              On October 8, 1998, the Company issued a press release (the "Press Release") regarding the consummation of the above-referenced acquisition. A copy of the Press Release is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              a)  Financial statements of businesses acquired

                  i) Audited Combined Financial Statements of the Beran Entities for the years ended December 31, 1997 and 1996
                      (1)  Independent Auditors' Report
                      (2)  Financial Statements:
                           A. Combined Balance Sheets as of December 31, 1997 and 1996
                           B. Combined Statements of Income and Retained Earnings/Partners' Capital for the years ended December 31, 1997 and 1996
                           C. Combined Statements of Cash Flows for the years ended December 31, 1997 and 1996
                      (3)  Notes to Combined Financial Statements
                      (4)  Supplementary Information
                           A. Schedule I -Combined Operating Expenses for the years ended December 31, 1997 and 1996
                           B. Schedule II -Combining Balance Sheets as of December 31, 1997
                           C. Schedule III -Combining Statements of Income and Retained Earnings/Partners' Capital for the year ended December 31, 1997
                           D. Schedule IV -Combining Statements of Cash Flows for the year ended December 31, 1997
                           E. Schedule V -Combining Operating Expenses for the year ended December 31, 1997
                           F. Schedule VI -Combining Balance Sheets as of December 31, 1996
                           G. Schedule VII -Combining Statements of Income and Retained Earnings/Partners' Capital for the year ended December 31, 1996
                           H. Schedule VIII -Combining Statements of Cash Flows for the year ended December 31, 1996
                           I. Schedule IX -Combining Operating Expenses for the year ended December 31, 1996

                  ii) Unaudited Combined Financial Statements of the Beran
                      Entities for the six months ended June 30, 1998

                      (1)  Combined Balance Sheet as of June 30, 1998
                      (2) Combined Statements of Income and Retained Earnings/Partners' Capital for the six months ended June 30, 1998
                      (3) Combined Statements of Cash Flows for the six months ended June 30, 1998 (4) Schedule I - Combined Operating Expenses for the six months ended
                           June 30, 1998.

              b)  Pro Forma financial information

                  At this time, it is impractical to file the required pro forma financial information. Such pro forma financial information will be filed as soon as practical, but no later than 60 days after the date on which this Report on Form 8-K must be filed.

              c)  Exhibits

                  (2.1) Asset Purchase Agreement, dated as of September 16, 1998, among HealthCare Imaging Services, Inc., Echelon MRI, P.C., Mainland Imaging Center, P.C., North Jersey Imaging Management Associates, L.P., Bloomfield Imaging Associates, P.A., Irving N. Beran, M.D., P.A., the estate of Irving N. Beran, Deceased, Mrs. Phyllis Beran and Sam Beran, M.D.

                  (4.1) Certificate of Designations, Preferences and Rights of Series D Cumulative Accelerating Redeemable Preferred Stock of HealthCare Imaging Services, Inc.

                  (23.1)   Consent of David Fischer & Company, P.A.

                  (99.1) Press Release of HealthCare Imaging Services, Inc. dated October 8, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HEALTHCARE IMAGING SERVICES, INC.
                               (Registrant)

Dated:  October 16, 1998                    By:  /s/ Elliott H. Vernon
                                               -----------------------
                                                 Name:  Elliott H. Vernon
                                                 Title: Chairman of the Board,
                                                        President and Chief
                                                        Executive Officer

                    IRVING N. BERAN, M.D., P.A. AND AFFILIATES

                          COMBINED FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES

                            DECEMBER 31, 1997 AND 1996

                                    CONTENTS

                                                                                                               PAGE
Independent Auditors' Report                                                                                   1 - 2

Financial Statements:

      Combined Balance Sheets                                                                                  3 - 4

      Combined Statements of Income and Retained Earnings/Partners' Capital                                       5

      Combined Statements of Cash Flows                                                                           6

Notes to Combined Financial Statements                                                                         7 - 16

Supplementary Information

      Schedule I - Combined Operating Expenses                                                                   18

      Schedule II - Combining Balance Sheets - 1997                                                            19 - 20

      Schedule III - Combining Statements of Income and Retained Earnings/Partners'

         Capital - 1997                                                                                          21

      Schedule IV - Combining Statements of Cash Flows - 1997                                                  22 - 23

      Schedule V - Combining Operating Expenses - 1997                                                           24

      Schedule VI - Combining Balance Sheets - 1996                                                            25 - 26

      Schedule VII - Combining Statements of Income and Retained Earnings/Partners'

         Capital - 1996                                                                                          27

      Schedule VIII - Combining Statements of Cash Flows - 1996                                                28 - 29

      Schedule IX - Combining Operating Expenses - 1996                                                          30

                          INDEPENDENT AUDITORS' REPORT

Officers and Directors
North Jersey Imaging Management Associates, L.P.
Bloomfield Imaging Associates, P.A.
Mainland Imaging Center, P.C.
Irving N. Beran, M.D., P.A.
Echelon MRI, P.C.
1751 Rolling Lane
Cherry Hill, New Jersey

We have audited the accompanying combined balance sheets of North Jersey Imaging Management Associates, L.P., Bloomfield Imaging Associates, P.A., Mainland Imaging Center, P.C., Irving N. Beran, M.D., P.A., and Echelon MRI, P.C. (collectively the "Entities") as of December 31, 1997 and 1996, and the related combined statements of income and retained earnings/partners' capital and cash flows for the years then ended. These combined financial statements are the responsibility of the Entities' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Entities as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principals.

Our audits were conducted for the purpose of forming an opinion on the basic combined financial statements taken as a whole. The supplemental combining financial information on pages 18 - 30 are presented for purposes of additional analysis and is not a required part of the basic combined financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic combined financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic combined financial statements taken as a whole.

/s/ David Fischer & Company, P.A.
---------------------------------
David Fischer & Company, P.A.


Morristown, New Jersey
August 18, 1998

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                            COMBINED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996

                                     ASSETS


                                                                                          1997                   1996
                                                                                   ------------------    ------------------
Current Assets:

  Cash and cash equivalents                                                        $        1,129,146     $       1,634,420
  Accounts receivable, net                                                                  5,817,540             6,547,378
  Prepaid expenses                                                                            123,139                48,720
  Loans receivable                                                                             16,035                12,464
  Deferred income taxes                                                                       229,000               288,000
                                                                                   ------------------     -----------------

      Total Current Assets                                                                  7,314,860             8,530,982
                                                                                   ------------------     -----------------

Property and Equipment

  Medical equipment                                                                         8,464,035             7,631,912
  Leasehold improvements                                                                    1,331,933             1,276,862
  Office furniture                                                                            134,971               105,740
  Vehicles                                                                                     27,863                36,380
  Signs                                                                                         6,068                 6,068
                                                                                   ------------------     -----------------
                                                                                            9,964,870             9,056,962
  Accumulated Depreciation                                                                 (6,643,026)           (6,587,676)
                                                                                   ------------------     -----------------
                                                                                            3,321,844             2,469,286
                                                                                   -------------------    -----------------

Other Assets                                                                                  327,855               256,716
                                                                                   ------------------     -----------------

      Total Assets                                                                 $       10,964,559     $      11,256,984
                                                                                   ==================     =================






















The accompanying notes are an integral part of the combined financial statements.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                            COMBINED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996

                 LIABILITIES AND STOCKHOLDERS'/PARTNERS' EQUITY





                                                                                          1997                   1996
                                                                                   ------------------     ------------------
Current Liabilities:

  Current portion of long-term debt                                                $          413,733     $         505,623
  Notes payable-officer                                                                       597,159               887,390
  Accounts payable and accrued expenses                                                       308,691               247,916
  Income taxes payable                                                                      3,635,239             1,733,347
  Deferred income taxes                                                                     1,495,000             2,126,000
                                                                                   ------------------     -----------------

      Total Current Liabilities                                                             6,449,822             5,500,276
                                                                                   ------------------     -----------------

Long-term debt, net of current portion                                                      1,218,552             1,056,285
                                                                                   ------------------     -----------------

Minority interests                                                                            562,468             1,013,270
                                                                                   ------------------     -----------------

Commitments and Contingencies

Stockholders' and Partners' Equity:

  Common stock ($1.00 and $10.00 par value, 1,100 and 200
    shares authorized, issued, and outstanding, respectively.)                                  3,100                 3,100
  Additional paid-in-capital                                                                  429,250               429,250
  Retained earnings/partners' capital                                                       2,301,367             3,254,803
                                                                                   ------------------     -----------------
                                                                                            2,733,717             3,687,153
                                                                                   ------------------     -----------------

      Total Liabilities and Stockholders'/Partners' Equity                         $       10,964,559     $      11,256,984
                                                                                   ==================     =================


















The accompanying notes are an integral part of the combined financial statements.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
     COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS/PARTNERS' CAPITAL
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996




                                                                                          1997                   1996
                                                                                   ------------------     -----------------
Income-Fees                                                                        $       11,284,932     $      11,963,317

Operating Expenses - Schedule I                                                             5,775,612             5,856,883
Depreciation and amortization                                                               1,128,478               816,699
                                                                                   ------------------     -----------------

Income Before Other Income (Expense)                                                        4,380,842             5,289,735
                                                                                   ------------------     -----------------

Other Income (Expense)

  Interest income                                                                              29,616                29,022
  Interest expense                                                                           (148,249)             (128,256)
  Gain (loss) on disposal and abandonment                                                    (259,120)                9,116
                                                                                   ------------------     -----------------
                                                                                             (377,753)              (90,118)
                                                                                   ------------------     -----------------

Income Before Provision (Benefit) for Income Taxes                                          4,003,089             5,199,617
                                                                                   ------------------     -----------------

Provision (Benefit) for Income Taxes

  Current                                                                                   2,004,333             1,789,946
  Deferred                                                                                   (572,000)               39,770
                                                                                   ------------------     -----------------
                                                                                            1,432,333             1,829,716
                                                                                   ------------------     -----------------

Minority Interests in Income of Combined Entities                                            (417,091)             (480,180)
                                                                                   ------------------     -----------------

Net Income                                                                                  2,153,665             2,889,721

Beginning Retained Earnings/Partners' Capital                                               3,254,803             3,045,082

Increase in Controlling Interests                                                             220,433                     -

Distributions                                                                              (3,327,534)           (2,680,000)
                                                                                   ------------------     -----------------

Ending Retained Earnings/Partners' Capital                                         $        2,301,367     $       3,254,803
                                                                                   ==================     =================











The accompanying notes are an integral part of the combined financial statements.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                       COMBINED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                                                          1997                   1996
                                                                                   ------------------     -----------------
Cash Flows From Operating Activities:

  Net income                                                                       $        2,153,665     $       2,889,721
  Adjustment to reconcile net income to net cash provided by operating activities:

      Depreciation and amortization                                                         1,128,478               816,699
      (Gain) loss on disposal or abandonment                                                  259,120                (9,116)
      Minority interest                                                                       417,091               480,180
      (Increase) Decrease in:

        Accounts receivable                                                                   729,837              (468,435)
        Prepaid expenses                                                                      (74,419)               60,935
        Deposits                                                                               12,325                (7,533)
        Deferred income taxes                                                                  59,000               (31,000)
      Increase (decrease) in:

        Accounts payable and accrued expenses                                                  60,775                43,562
        Deferred income taxes                                                                (631,000)              197,000
        Income taxes payable                                                                1,901,893             1,604,246
                                                                                   ------------------     -----------------
        Total Adjustments to net income                                                     3,863,100             2,686,538
                                                                                   ------------------     -----------------

        Net Cash Provided by Operating Activities                                           6,016,765             5,576,259
                                                                                   ------------------     -----------------

Cash Flows From Investing Activities:

  Proceeds from sale of property and equipment                                                384,876                12,766
  Capital expenditures                                                                     (2,658,497)           (1,250,560)
  Deposits on equipment                                                                       (50,000)             (227,500)
  Loans receivable                                                                             (3,571)               11,701
                                                                                   ------------------     -----------------

        Net Cash Used in Investing Activities                                              (2,327,192)           (1,453,593)
                                                                                   ------------------     -----------------

Cash Flows From Financing Activities:

  Proceeds from issuance of long-term debt                                                    675,000               900,000
  Payments on long-term debt                                                                 (604,622)             (714,208)
  Increase in loan fees                                                                            -                 (2,413)
  Increase in controlling interest                                                            220,433                     -
  Controlling interest distributions                                                       (3,327,534)           (2,680,000)
  Minority interest distributions                                                            (867,893)             (720,000)
  Note payable - officer                                                                          475                25,000
  Loan payable                                                                               (290,706)              (10,500)
                                                                                   ------------------     -----------------

        Net Cash Used in Financing Activities                                              (4,194,847)           (3,202,121)
                                                                                   ------------------     -----------------

Net Increase (Decrease) in Cash and Cash Equivalents                                         (505,274)              920,545

Cash and Cash Equivalents - Beginning                                                       1,634,420               713,875
                                                                                   ------------------     -----------------

Cash and Cash Equivalents - Ending                                                 $        1,129,146     $       1,634,420
                                                                                   ==================     =================

Supplemental Disclosures of Cash Flow Information Cash paid during the years for:

    Interest                                                                       $          148,249     $         128,256
                                                                                   ==================     =================

    Income Taxes                                                                   $          116,415     $          56,572
                                                                                   ==================     =================

The accompanying notes are an integral part of the combined financial statements.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

1.       BUSINESS ACTIVITY AND ORGANIZATION

               Irving N. Beran, M.D., P.A. (a corporation) was incorporated on July 5, 1972 and operates several radiology offices in New Jersey. The Entity also operated a separate office in Norristown, Pennsylvania, which was closed in January, 1997. The results of operations from this closed office in 1997 and 1996 were not material. Revenues from the closed office for 1997 and 1996 were approximately $82,000 and $181,000 with related expenses of approximately $249,000 and $220,000, respectively.

               Bloomfield Imaging Associates, P.A. (an S corporation) was incorporated on July 1, 1990 for the purpose of operating a medical diagnostic imaging facility in Bloomfield, New Jersey.

               Echelon MRI, P.C. (an S corporation) was incorporated on June 8, 1988 for the purpose of operating a medical diagnostic imaging facility in Voorhees, New Jersey.

               Mainland Imaging Center, P.C. (an S corporation) was incorporated on July 29, 1991 for the purpose of operating a medical diagnostic imaging facility in Northfield, New Jersey.

               North Jersey Imaging Management Associates, L.P. (a limited partnership) was formed to provide management, administrative, billing and collection services ("Management Services") to Bloomfield Imaging Associates, P.A. ("Physician Group") to enable Physician Group to operate a medical practice. The Limited Partnership provides non-professional and non-technical personnel, medical equipment, a facility for the Physician Group practice, and maintains the medical equipment.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of the significant policies followed:

         A.       BASIS OF COMBINATION

                       The accompanying combined financial statements include
                  the accounts of Irving N. Beran, M.D., P.A., North Jersey Imaging Management Associates, L.P., Bloomfield Imaging Associates, P.A., Echelon MRI, P.C. and Mainland Imaging Center, P.C. (collectively the "Entities" or "Irving N. Beran, M.D., P.A. and Affiliates"), all of which are under common control. Since Mainland Imaging Center, P.C. and Echelon MRI, P.C. are not owned 100% by Entities under common control, the accompanying financial statements include amounts for minority interests. All significant intercompany accounts and transactions between the Entities have been eliminated in combination.

         B.       BASIS OF ACCOUNTING

                       The accompanying combined financial statements have been
                  prepared on the accrual basis of accounting whereby revenues are recognized when earned and expenses are recognized when the obligation is incurred.

         C.       USE OF ESTIMATES

                       The preparation of combined financial statements in
                  conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         D.       CASH AND CASH EQUIVALENTS

                       Cash and cash equivalents includes all cash balances and
                  highly liquid investments with an initial maturity of three months or less. The Entities place its cash with one (1) high credit quality financial institution located in New Jersey. On several occasions during 1997 and 1996, the Entities' cash balances exceeded the Federal Deposit Insurance Corporation insurance limit of $100,000 per financial institution. The Entities have not experienced any losses in such accounts, and Management believes they are not exposed to any significant credit risk with respect to such accounts.

         E.       ACCOUNTS RECEIVABLE

                       The Entities extend credit without collateral to their
                  patients, most of whom are residents of New Jersey and are insured under third-party payor agreements. The portion of accounts receivable from patients and third-party payors, included in the Entities' accounts receivable as of December 31, 1997 and 1996, were as follows:

                                                                                          1997                   1996
                                                                                   ------------------     ----------------
                   No fault insurance                                                           77%                    79%
                   Commercial                                                                    8%                     7%
                   Liability and Workers' Compensation                                          10%                     9%
                   Self Pay and Other Third-Party Payors                                         5%                     5%
                                                                                   ----------------       ----------------
                                                                                               100%                   100%
                                                                                   ================       ================


                       The Entities' accounts receivable are shown net of an
                  allowance for doubtful accounts and contractual adjustments which consists of the Entities' estimate of amounts that will not be collected from patients and other third-party payors. The combined allowances as of December 31, 1997 and 1996 were approximately $3,859,000 and $3,614,000, respectively.

         F.       PROPERTY AND EQUIPMENT

                       Property and equipment are stated at cost. Depreciation
                  is provided using accelerated cost recovery methods, which approximates the straight-line method, over the following estimated useful lives:

                  Medical equipment                                 5-7 years
                  Leasehold improvements           39 years, or life of lease
                                                       (whichever is shorter)

                  Furniture and fixtures                            5-7 years
                  Signage                                             7 years
                  Vehicles                                            5 years

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         F.       PROPERTY AND EQUIPMENT (CONTINUED)

                  Depreciation expense for 1997 and 1996 was as follows:


                                         ENTITY                                           1997                   1996
                                       ----------                                  ------------------     -----------------
                  Irving N. Beran, M.D., P.A.                                      $           74,753     $         147,878
                  Echelon MRI, P.C.                                                           236,610                18,952
                  Mainland Imaging Center, P.C.                                               192,252               289,719
                  North Jersey Imaging Management Associates, L.P.                            622,666               358,338
                                                                                   ------------------     -----------------
                                                                                   $        1,126,281     $         814,887
                                                                                   ==================     =================

         G.       LOAN FEES

                       Loan fees for Mainland Imaging Center, P.C. were
                  amortized on the straight-line basis over the term of the capital lease obligation of sixty (60) months which ended in 1997. Amortization expense for 1997 and 1996 was $650 and $1,561, respectively.

                       Loan fees for North Jersey Imaging Management
                  Associates, L.P. are being amortized on the straight-line basis over the terms of the respective bank loans from forty-eight (48) to sixty (60) months. Amortization expense for 1997 and 1996 was $1,547 and $251, respectively.

         H.       IMPAIRMENT OF LONG-LIVED ASSETS

                       Long-lived assets are reviewed for impairment whenever
                  events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum for the expected future undiscounted cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying value of the asset.

         I.       FAIR VALUE OF FINANCIAL INSTRUMENTS

                       Based on borrowing rates currently available to the
                  Entities for bank loans with similar terms and maturities, the fair value of the Entities' notes payable and long-term debt approximates the carrying value. Furthermore, the carrying value of all other financial instruments potentially subject to valuation risk (principally consisting of cash and cash equivalents, accounts receivable, deposits, accounts payable and accrued expenses) also approximates fair value due to the short maturity of those instruments.

         J.       REVENUE RECOGNITION

                       The Entities record fee income for providing magnetic
                  resource imaging (MRI) and radiology services to their patients. Fee income is recorded net of estimated contractual adjustments by third party payors in the year in which the services are rendered. Any difference between such estimates and the ultimate settlements are reflected upon settlement of the receivable.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         K.       INCOME TAXES

                       The Entities account for income taxes under the asset
                  and liability method. Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Accordingly, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

         L.       IMPACT OF RECENT ACCOUNTING PRONOUNCEMENTS

                       In June 1997, the Financial Accounting Standards Board
                  issued Statement No. 130, "Reporting Comprehensive Income," and Statement No. 131, "Disclosures about Segments of an Enterprise and Related Information," both of which were required to be adopted on January 1, 1998. Statement 130 required financial statement reporting of all non-owner related changes in equity for the periods being presented. Statement 131 requires disclosure of revenue, earnings, and other financial information pertaining to business segments by which a company is managed, as well as factors used by management to determine segments. The Entities believe adoption of Statement 130 and Statement 131 will not have a material impact on the financial statements.

3.       LOANS RECEIVABLE

               Loans receivable represent unsecured and non-interest bearing demand loans from Irving N. Beran, M.D., P.A. and Echelon MRI, P.C. to employees and a stockholder.

4.       NOTES PAYABLE - OFFICER

               The Entities' notes payable to one (1) officer as of December 31, 1997 and 1996 consist of the following:


                                                                                          1997                   1996
                                                                                   ------------------    ------------------
         Irving N. Beran, M.D., P.A. - Unsecured and non-interest bearing
         loans due on demand.                                                      $          555,642     $         862,142

         Mainland Imaging Center, P.C. - Loan payable to an officer,
         unsecured, due on demand and without interest.                                         8,758                     -

         North Jersey Imaging Management Associates, L.P. - Note payable
         to an officer, unsecured, due on demand and without interest.                         25,723                25,248

         Echelon MRI, P.C. - Note payable to an officer, unsecured, due
         on demand and without interest.                                                        7,036                     -
                                                                                   ------------------     -----------------

                                                                                   $          597,159     $         887,390
                                                                                   ==================     =================

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

5.       LONG-TERM DEBT AND CAPITAL LEASE OBLIGATION

         The Entities' long-term debt and capitalized lease obligations as of December 31, 1997 and 1996 consist of the following:

                                                                                          1997                   1996
                                                                                   ------------------     -----------------
         Irving N.  Beran,  M.D.,  P.A. - Note  payable - bank,  due in monthly  installments  of $4,458 plus  interest  at 9.5%.  The note was  scheduled to mature in February  1998 and was repaid
         in May 1997.  The note was secured by equipment.                            $            -          $       44,814


         Echelon  MRI,  P.C. - Note  payable -  individual,  unsecured,
         payable  in  sixty  (60)   monthly   installments   of  $3,597
         including  interest  at 8%.  Payments  began  February 1, 1993 with final  payment due January 1, 1998.  The Entity  acquired
         75  shares  of  common  stock  from a  former  stockholder  in
         exchange for this note.                                                              3,573                  44,648

         Mainland  Imaging Center,  P.C. - Unsecured note payable to an officer in one hundred  twenty (120) monthly  installments  of
         $6,885  including  interest  at 7%. The loan is  scheduled  to
         mature in December 2004.                                                           456,208                 505,027

         Capital lease obligation - G.E. Medical Systems - payable in monthly installments of $36,017 including interest at 10%. The lease was
         secured by medical equipment and was due and paid in May 1997.                           -                 141,127


         North  Jersey  Imaging  Management  Associates,  L.P.  -  Note
         payable  to  Commerce  Bank,  N.A. in the  original  amount of
         $900,000.  The loan is payable  in  forty-eight  (48)  monthly installments  of  $22,077  including  interest.  The  interest rate at  December  31,  1997 was 8.5%.  The loan is secured by all of the assets of the Entity  and the  personal  guarantees
         of its partners.  Final payment is due September 1, 2000.                          596,504                 826,292



                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

     5.   LONG-TERM DEBT AND CAPITAL LEASE OBLIGATION (CONTINUED)


                                                                                          1997                   1996
                                                                                   ------------------     ---------------
         North  Jersey  Imaging  Management  Associates,  L.P.  -  Note
         payable to  Corestates  Bank,  N.A. in the original  amount of
         $675,000.  The  note  was  issued  in the  name  of all of the
         Entities but the loan  proceeds  were utilized by North Jersey
         Imaging  Management  Associates,  L.P.  The loan is payable in sixty (60)  monthly  principal  installments  of $11,250  plus interest  at 1% below the prime  rate.  The  interest  rate at
         December  31,  1997 was 7.5%.  The loan is  secured  by a lien on the  equipment,  the personal  guarantees  of the partners, the  Estate of Irving N.  Beran,  M.D.  and  Irving N.  Beran,
         M.D., P.A.  Final payment is due in May 2002.                                        576,000                     -

                                                                                            1,632,285             1,561,908
         Less, Current Portion                                                               (413,733)             (505,623)
                                                                                   -------------------    -----------------

                                                                                   $        1,218,552     $       1,056,285
                                                                                   ==================     =================

               The required principal payments for the years subsequent to December 31, 1997 are as follows:

                  YEAR                                         AMOUNT
                 ------                                      ------------
                  1998                                    $          413,733
                  1999                                               433,638
                  2000                                               326,379
                  2001                                               199,542
                  2002                                               105,208
                  Thereafter                                         153,785
                                                          ------------------
                                                          $        1,632,285

6.       RENT

         Irving N. Beran, M.D., P.A.

         In addition to the leases described in Note 7, the Entity leases other offices under month to month or year to year operating leases. These annual rentals amounted to $28,865 and $113,550 for 1997 and 1996, respectively.

         Mainland Imaging Center, P.C.

         In addition to the rent paid to a related party, the Entity leases an office in Ocean City, New Jersey under a month to month operating lease. Included in rent expense is $1,500 paid under the Ocean City lease for 1997.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

7.       RELATED PARTY TRANSACTIONS

         Irving N. Beran, M.D., P.A.

         Irving N. Beran, M.D., P.A. leases part of its operating facilities on a year to year basis from a non-combined related party at a monthly rental of $4,500. Rent expense was $54,000 in 1997 and 1996.

         Irving N. Beran, M.D., P.A. has annual contracts for management services and radiologist fees with related Entities. These transactions have been eliminated in combination.

         Bloomfield Imaging Associates, P.A.

         Bloomfield Imaging Associates, P.A. has an annual contract for management services with a related Entity. These transactions have been eliminated in combination.

         Echelon MRI, P.C.

         Echelon MRI, P.C. leases its operating facility on a month to month basis from a non-combined related party at a monthly rental of $6,000. Rent expense was $72,000 in 1997 and 1996. During 1997, additional space was leased from the same party. Rent expense for this additional space was $18,500.

         Echelon MRI, P.C. has an annual contract for management services with a related Entity. These transactions have been eliminated in combination.

         Mainland Imaging Center, P.C.

         Mainland Imaging Center, P.C. has an annual contract for radiologist's services with a related Entity. These transactions have been eliminated in combination.

         Mainland Imaging Center, P.C. leases its operating facility under a month to month operating lease from a non-combined related party. Rent expense paid was $72,000 for 1997 and 1996.

         North Jersey Imaging Management Associates, L.P.

         North Jersey Imaging Management Associates, L.P. has an annual management services contract with a related Entity in which it earns revenue. These transactions have been eliminated in combination.

         Rent expense of $5,700 for 1997 and 1996 was paid to a related limited partner for office space rented on a month to month basis.

8.       INCOME TAXES

         Although Bloomfield Imaging Associates, P.A., Echelon MRI, P.C., and Mainland Imaging Center, P.C. are organized as sub-chapter S corporations and North Jersey Imaging Management Associates, L.P. as a partnership under Federal and state laws, the accompanying financial statements include a provision for income taxes as if the Entities were taxable as C corporations.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

8.       INCOME TAXES (CONTINUED)

         The 1997 and 1996 provisions for income taxes consists of the following:



                      1997                        FEDERAL                  STATE AND LOCAL                   TOTAL
                                          ------------------------     ------------------------     ------------------------
                  Current                     $    1,473,324                $     531,009               $     2,004,333
                  Deferred                          (486,000)                     (86,000)                     (572,000)
                                              --------------                -------------               ---------------
                                              $      987,324                $     445,009               $     1,432,333
                                              ==============                =============               ===============

                      1996

                  Current                     $    1,342,759                $     447,187               $     1,789,946
                  Deferred                            33,800                        5,970                        39,770
                                              --------------                -------------               ---------------
                                              $    1,376,559                $     453,157               $     1,829,716
                                              ==============                =============               ===============


         The 1997 income tax provision for Irving N. Beran, M.D., P.A. includes a benefit of approximately $60,000, as a result of the utilization of Federal and state net operating loss carryforwards. Irving N. Beran, M.D., P.A. has available as of December 31, 1997 Federal and state net operating loss carryovers of approximately $576,000 and $550,000, respectively, expiring at various dates through 2011.

         The difference between the actual income tax expense and the tax expense computed by applying the statutory Federal income tax rate to the net income before taxes is attributable to the following:



                                                                 1997                                    1996

                                                       DOLLARS         PERCENTAGE              DOLLARS         PERCENTAGE

                                                   ----------------- ----------------      ---------------- -----------------
          Statutory Federal income tax rate         $   1,361,050        34.0 %             $   1,767,869        34.0 %
          State and local income taxes                    350,465         8.8                     295,143         5.7
          Deferred state taxes                            (56,760)       (1.4)                      3,940          .1
          Other                                          (222,422)       (5.6)                   (237,236)       (4.6)
                                                    -------------       ---------          ---------------      -----
          Actual income tax expense                 $   1,432,333        35.8 %             $   1,829,716        35.2 %
                                                    =============       =========           =============      =========




                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

8.       INCOME TAXES (CONTINUED)

         Deferred income taxes reflect tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The tax effects of significant items comprising the Entities' net deferred income taxes as of December 31, 1997 and 1996 are as follows:



                                                                                          1997                   1996
                                                                                   ------------------     ------------------
         Deferred tax assets:

            Federal and state net operating loss carryforwards                     $          229,000     $         288,000

         Deferred tax liability:

            Conversion of cash to accrual basis of accounting                              (1,495,000)           (2,126,000)
                                                                                   -------------------    ------------------

            Net deferred income taxes                                              $       (1,266,000)    $      (1,838,000)
                                                                                   ===================    ==================

         Current tax asset                                                                    229,000               288,000
         Current tax liability                                                             (1,495,000)           (2,126,000)
                                                                                   -------------------    ------------------

            Net deferred income taxes                                              $       (1,266,000)    $      (1,838,000)
                                                                                   ===================    ==================

9.       COMMITMENTS

         North Jersey Imaging Management Associates, P.A. leases its operating facilities under a non-cancelable operating lease expiring March 31, 2001. The lease was executed by the general partner and assigned to the Entity. The following is a schedule of future minimum rental payments required under the operating lease for years subsequent to December 31, 1997:

                           YEAR                                 AMOUNT
                           ----                           ------------------
                           1998                           $          137,370
                           1999                                      144,239
                           2000                                      151,450
                           2001                                       38,319
                                                          ------------------

                                                          $          471,378
                                                          ==================


         Rent expense for 1997 and 1996 was $130,829 and $113,837,
         respectively.

         The Entities have entered into several contracts for the purchase of equipment and equipment upgrades from Picker International, Inc. ("Picker") The Entities' have deposited $277,500 with Picker. The Entities have requested a release from these contracts and refund of the deposits. Picker has denied the cancellation and refund request and offered a counter-proposal which would require the Entities to purchase three (3) MRI units or upgrades. The Picker proposal would require application of the deposit and an additional investment of $697,500 to purchase the equipment. The Picker proposal has been rejected by the Entities and no legal action has been taken either by the Entities or Picker regarding the dispute.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

10.      CONTINGENCIES

         Irving N. Beran, M.D., P.A. and Echelon MRI, P.C. are each a codefendant in lawsuits alleging malpractice. Management, based upon advice of legal counsel, is of the opinion that the liability, if any, will be covered by insurance and will not have a material adverse effect on the Entities' financial position or results of operations.

         Bloomfield Imaging Associates, P.A. has been named as an interested party and not as an actual participant in multiple lawsuits alleging fraud in connection with claims submitted by policy beneficiaries. Similar claims have been settled upon refund by the Entity of the fees collected. Management, based upon advice of legal counsel, is of the opinion that the liability, if any, will be covered by insurance and will not have a material adverse effect on the Entities' financial position or results of operations.

         Mainland Imaging Center, P.C. is a codefendant in a lawsuit alleging malpractice. It is management's belief, based upon advice of legal counsel, that any potential assessment will be covered by the Entity's malpractice insurance. The Entity is also a codefendant in a lawsuit filed by an employee of a related company alleging hazardous working conditions. Management, based upon advice of legal counsel, is of the opinion that the liability, if any, will be covered by insurance and will not have a material adverse effect on the Entities' financial position or results of operations.

11.      SUBSEQUENT EVENT

         The Entities are currently negotiating an agreement with Healthcare Imaging Services, Inc. ("HIS") to sell substantially all of their assets. In exchange, HIS agreed to pay the Entities approximately $21,000,000, subject to adjustment, payable in cash and by delivery of convertible, redeemable preferred stock. HIS has also agreed to lend the Entities an additional $2,500,000 secured by the HIS preferred stock. In addition, HIS agreed to assume certain liabilities due under continuing contracts and operating leases.

                           SUPPLEMENTARY INFORMATION

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                    SCHEDULE I - COMBINED OPERATING EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                                                          1997                   1996
                                                                                   ------------------     -----------------
Advertising                                                                        $           70,337     $          68,101
Automobile                                                                                         -                    200
Bad debts                                                                                     245,000               380,000
Cleaning                                                                                       24,679                24,562
Condo fees                                                                                      4,680                 4,290
Donations                                                                                      15,120                 2,710
Dues and subscriptions                                                                          7,579                11,631
Employee benefits                                                                             177,102               150,551
Entertainment                                                                                  17,487                10,841
Gifts                                                                                           9,262                 3,732
Insurance                                                                                     177,856               166,876
Licenses                                                                                       24,172                28,149
Postage                                                                                        33,875                30,585
Maintenance contracts                                                                         202,306               372,112
Medical supplies                                                                              319,187               378,354
Miscellaneous                                                                                   5,533                 2,477
Moving and storage                                                                             38,109                     -
Office expenses                                                                                84,315                79,343
Outside services                                                                               29,789                   149
Patient transportation                                                                        211,163               360,447
Payroll-officer                                                                               109,136               175,715
Payroll-doctors                                                                             1,014,303               998,931
Payroll-office                                                                              1,587,966             1,337,158
Payroll taxes                                                                                 206,006               178,679
Professional fees                                                                             178,225               133,260
Rent                                                                                          383,394               431,087
Repairs and maintenance                                                                       313,111               199,232
Security                                                                                        1,336                   509
Taxes-miscellaneous                                                                             8,028                12,981
Telephone                                                                                      69,474                66,542
Travel                                                                                         66,373                64,287
Utilities                                                                                     140,709               183,392
                                                                                   ------------------     -----------------

                                                                                   $        5,775,612     $       5,856,883
                                                                                   ==================     =================









See Independent Auditors' Report.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                     SCHEDULE II - COMBINING BALANCE SHEETS
                               DECEMBER 31, 1997

                                     ASSETS


                                 N. J.      BLOOMFIELD                                  MAINLAND      IRVING N.
                                IMAGING       IMAGING    ELIMINATIONS      TOTAL         IMAGING   BERAN, MD, P.A.
                            -------------  ------------- ------------    -----------  ----------   ---------------
CURRENT ASSETS
  Cash and cash equivalents   $    440,748   $    95,540  $         -    $   536,288  $   397,567   $    52,505
  Accounts receivable, net       1,954,387     2,660,378   (1,954,387)     2,660,378    1,142,340       622,781
  Due from affiliates                    -             -            -             -            -        301,120
  Prepaid expenses                  23,413        22,896            -         46,309       17,946        26,556
  Loans receivable                       -             -            -             -            -         10,035
  Deferred income taxes                  -             -            -             -            -        229,000
                              ------------   -----------  ------------   -----------  -----------   --------------
      TOTAL CURRENT ASSETS       2,418,548     2,778,814   (1,954,387)     3,242,975    1,557,853     1,241,997
                              ------------   -----------  -----------    -----------  -----------   --------------
PROPERTY AND EQUIPMENT
  Medical equipment              2,320,510             -            -      2,320,510    2,297,064     1,441,512
  Leasehold improvements           339,226             -            -        339,226      571,823        95,234
  Office furniture                  41,669             -            -         41,669        9,314        67,369
  Vehicles                               -             -            -             -            -         27,863
  Signs                                  -             -            -             -         1,705         2,667
                              ------------   -----------  -----------    -----------  -----------   --------------
                                 2,701,405             -            -      2,701,405    2,879,906     1,634,645
  Accumulated Depreciation      (1,169,314)            -            -     (1,169,314)  (2,351,735)   (1,484,359)
                              ------------   -----------  -----------    -----------  -----------   --------------
                                 1,532,091            -             -      1,532,091      528,171       150,286
                              ------------   -----------  -----------    -----------  -----------   --------------
OTHER ASSETS                        77,435            -             -         77,435      135,420        15,000
                              ------------   -----------  -----------    -----------  -----------   --------------
                              $  4,028,074   $ 2,778,814  $(1,954,387)   $ 4,852,501  $ 2,221,444   $ 1,407,283
                              ============   ===========  ============   ===========  ===========   ==============



                                ECHELON
                                  MRI        ELIMINATIONS        COMBINED
                              -----------   -------------     -------------
CURRENT ASSETS
  Cash and cash equivalents   $   142,786    $         -       $ 1,129,146
  Accounts receivable, net      1,392,041              -         5,817,540
  Due from affiliates                   -       (301,120)               -
  Prepaid expenses                 32,328              -           123,139
  Loans receivable                  6,000              -            16,035
  Deferred income taxes                 -              -           229,000
                              -----------    -----------       ------------
      TOTAL CURRENT ASSETS      1,573,155       (301,120)        7,314,860
                              -----------    -----------       ------------

PROPERTY AND EQUIPMENT

  Medical equipment             2,404,949              -         8,464,035
  Leasehold improvements          325,650              -         1,331,933
  Office furniture                 16,619              -           134,971
  Vehicles                             -               -            27,863
  Signs                             1,696              -             6,068
                              -----------    -----------       -----------
                                2,748,914              -         9,964,870
  Accumulated Depreciation     (1,637,618)             -        (6,643,026)
                              -----------    -----------       -----------
                                1,111,296              -         3,321,844
                              -----------    -----------       -----------
OTHER ASSETS                      100,000              -           327,855
                              -----------    -----------       -----------
                              $ 2,784,451    $  (301,120)      $10,964,559
                              ===========    ===========       ===========


See Independent Auditors' Report.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                     SCHEDULE II - COMBINING BALANCE SHEET
                               DECEMBER 31, 1997

                 LIABILITIES AND STOCKHOLDERS'/PARTNERS' EQUITY


                                          N. J.       BLOOMFIELD                                      MAINLAND         IRVING N.
                                         IMAGING        IMAGING      ELIMINATIONS      TOTAL           IMAGING      BERAN, MD, P.A.
                                      ------------   ------------    ------------   -----------    -------------   ----------------
CURRENT LIABILITIES
  Current portion of long-term debt    $   357,811    $         -     $         -   $   357,811    $    52,349      $         -
  Note payable-officer                      25,723              -               -        25,723          8,758          555,642
  Accounts payable and accrued              69,383      1,993,247      (1,954,387)      108,243        220,023           69,478
expenses

  Due to affiliate                               -              -               -             -         14,176                -
  Income taxes payable                     925,029        262,955               -     1,187,984        326,988                -
  Deferred income taxes                          -        276,000               -       276,000        372,000          353,000
                                      ------------   ------------    ------------   -----------    -----------      -----------
      TOTAL CURRENT LIABILITIES          1,377,946      2,532,202      (1,954,387)    1,955,761        994,294          978,120
                                      ------------   ------------    ------------   -----------    -----------      -----------

LONG-TERM LIABILITIES
  Long-term debt, net of current           814,693              -               -       814,693        403,859                -
portion
                                      ------------   ------------    ------------   -----------   ------------      -----------
MINORITY INTERESTS                               -              -               -             -        261,483                -
                                      ------------   ------------    ------------   -----------   ------------      -----------

STOCKHOLDERS' AND PARTNERS' EQUITY
  Common stock                                   -            100               -           100          1,000            1,000
  Additional paid-in capital               (25,000)             -               -       (25,000)       298,750                -
  Retained earnings (deficit)                    -        246,512               -       246,512        262,058          428,163
  Partners' capital                      1,860,435              -               -     1,860,435              -                -
                                      ------------   ------------    ------------   -----------   ------------      -----------
                                         1,835,435        246,612               -     2,082,047        561,808          429,163
                                      ------------   ------------    ------------   -----------   ------------      -----------
                                       $ 4,028,074    $ 2,778,814     $(1,954,387)  $ 4,852,501    $ 2,221,444      $ 1,407,283
                                      ============   ============    ============   ===========   ============      ===========




                                          ECHELON
                                            MRI         ELIMINATIONS       COMBINED
                                      ---------------   ------------     -----------
CURRENT LIABILITIES
  Current portion of long-term debt     $     3,573       $       -       $   413,733
  Note payable-officer                        7,036               -           597,159
  Accounts payable and accrued              197,891        (286,944)          308,691
expenses

  Due to affiliate                                -         (14,176)                -
  Income taxes payable                    2,120,267               -         3,635,239
  Deferred income taxes                     494,000               -         1,495,000
                                       -------------     -----------      ------------
      TOTAL CURRENT LIABILITIES           2,822,767        (301,120)        6,449,822
                                       -------------     -----------      ------------

LONG-TERM LIABILITIES
  Long-term debt, net of current                  -               -         1,218,552
portion
                                       -------------     -----------      ------------
MINORITY INTERESTS                          300,985               -           562,468
                                       -------------     -----------      ------------

STOCKHOLDERS' AND PARTNERS' EQUITY
  Common stock                                1,000               -             3,100
  Additional paid-in capital                155,500               -           429,250
  Retained earnings (deficit)              (495,801)              -           440,932
  Partners' capital                               -               -         1,860,435
                                       -------------     -----------      ------------
                                           (339,301)              -         2,733,717
                                       -------------     -----------      ------------
                                        $ 2,784,451       $(301,120)      $10,964,559
                                       =============     ===========      ============


See Independent Auditors' Report.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                SCHEDULE III - COMBINING STATEMENT OF INCOME AND
                      RETAINED EARNINGS/PARTNERS' CAPITAL
                      FOR THE YEAR ENDED DECEMBER 31, 1997





                                           N. J.         BLOOMFIELD                                        MAINLAND
                                          IMAGING          IMAGING      ELIMINATIONS         TOTAL          IMAGING
                                      -------------    -------------   --------------    ------------    ------------
INCOME - FEES                           $ 3,074,798      $ 4,213,408     $(3,074,798)     $ 4,213,408     $ 2,119,305
OPERATING EXPENSES - SCHEDULE V           1,421,493        3,921,016      (3,074,798)       2,267,711       1,188,675
DEPRECIATION AND AMORTIZATION               624,213               -               -           624,213         192,902
                                        -----------      -----------     -----------      -----------     -----------
INCOME BEFORE OTHER INCOME (EXPENSE)      1,029,092          292,392              -         1,321,484         737,728
                                        -----------      -----------     -----------      -----------     -----------
OTHER INCOME (EXPENSE)
  Interest Income                             8,836              946              -             9,782           4,793
  Miscellaneous Income                           -                -               -                -               -
  Interest Expense                          (94,039)              -               -           (94,039)        (36,727)
  Loss on disposal and abandonment          (33,385)              -               -           (33,385)             -
                                        -----------      -----------     ----------       -----------     -----------
                                           (118,588)             946              -          (117,642)        (31,934)
                                        -----------      -----------     ----------       -----------     -----------
INCOME BEFORE  PROVISION (BENEFIT) FOR
   INCOME TAXES                             910,504          293,338              -         1,203,842         705,794
                                        -----------      -----------     ----------       -----------     -----------
PROVISION (BENEFIT) FOR INCOME TAXES
  Current                                   512,674          134,823              -           647,497         283,566
  Deferred                                 (472,000)          (5,000)             -          (477,000)         (4,000)
                                        -----------      -----------     ----------       -----------     -----------
                                             40,674          129,823              -           170,497         279,566
                                        -----------      -----------     ----------       -----------     -----------
MINORITY INTERESTS IN INCOME OF
   COMBINED ENTITIES                             -                -               -                -         (113,145)
                                        ----------       ----------      ----------       ----------      -----------
NET INCOME                                  869,830          163,515              -         1,033,345         313,083
BEGINNING RETAINED EARNINGS (DEFICIT)/
  PARTNERS' CAPITAL                       2,315,599          502,997              -         2,818,596         (66,370)
INCREASE IN CONTROLLING INTERESTS                -                -               -                -          167,135
DISTRIBUTIONS                            (1,324,994)        (420,000)             -        (1,744,994)       (151,790)
                                        -----------      -----------     ----------       -----------     -----------
ENDING RETAINED EARNINGS (DEFICIT)/
  PARTNERS' CAPITAL                     $ 1,860,435      $   246,512     $        -       $ 2,106,947     $   262,058
                                        ===========      ===========     ==========       ===========     ===========









                                        IRVING N.
                                        BERAN, MD,        ECHELON
                                           P.A.             MRI         ELIMINATIONS       COMBINED
                                      -------------     -----------    --------------     ------------
INCOME - FEES                           $ 1,943,503     $ 3,544,611      $  (535,895)     $11,284,932
OPERATING EXPENSES - SCHEDULE V           1,521,678       1,333,443         (535,895)       5,775,612
DEPRECIATION AND AMORTIZATION                74,753         236,610               -         1,128,478
                                        -----------     -----------      -----------      -----------
INCOME BEFORE OTHER INCOME (EXPENSE)        347,072       1,974,558               -         4,380,842
                                        -----------     -----------      -----------      -----------
OTHER INCOME (EXPENSE)
  Interest Income                                -           15,041               -            29,616
  Miscellaneous Income                           -               -                -                -
  Interest Expense                          (15,396)         (2,087)              -          (148,249)
  Loss on disposal and abandonment         (225,735)             -                -          (259,120)
                                        -----------     -----------      ----------       -----------
                                           (241,131)         12,954               -          (377,753)
                                        -----------     -----------      ----------       -----------
INCOME BEFORE  PROVISION (BENEFIT) FOR
   INCOME TAXES                             105,941       1,987,512               -         4,003,089
                                        -----------     -----------      ----------       -----------
PROVISION (BENEFIT) FOR INCOME TAXES
  Current                                        -        1,073,270               -         2,004,333
  Deferred                                   46,000        (137,000)              -          (572,000)
                                        -----------     -----------      ----------       -----------
                                             46,000         936,270               -         1,432,333
                                        -----------     -----------      ----------       -----------
MINORITY INTERESTS IN INCOME OF
   COMBINED ENTITIES                             -         (303,946)              -          (417,091)
                                        -----------     -----------      ----------       -----------
NET INCOME                                   59,941         747,296               -         2,153,665
BEGINNING RETAINED EARNINGS (DEFICIT)/
  PARTNERS' CAPITAL                         368,222         134,355               -         3,254,803
INCREASE IN CONTROLLING INTERESTS                -           53,298               -           220,433
DISTRIBUTIONS                                    -       (1,430,750)              -        (3,327,534)
                                        ----------      -----------      ----------       -----------
ENDING RETAINED EARNINGS (DEFICIT)/
  PARTNERS' CAPITAL                     $   428,163     $  (495,801)     $        -       $ 2,301,367
                                        ===========     ===========      ==========       ===========



See Independent Auditors' Report.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                SCHEDULE IV - COMBINING STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1997




                                                     N. J.       BLOOMFIELD                                    MAINLAND
                                                    IMAGING       IMAGING      ELIMINATIONS       TOTAL         IMAGING
                                                 ------------   ------------   ------------    -----------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income                                      $   869,830   $   163,515    $         -     $ 1,033,345    $   313,083
  Adjustment to Reconcile Net Income to Net
   Cash Provided by Operating Activities:
      Depreciation and amortization                   624,213            -               -         624,213        192,902
      Loss in disposal or abandonment                  33,385            -               -          33,385              -
      Minority interest share of income                    -             -               -              -         113,145

      (INCREASE) DECREASE IN:
        Accounts receivable                           304,896       324,097        (304,896)       324,097        187,230
        Prepaid expenses                               (4,627)      (22,896)             -         (27,523)       (13,321)
        Deposits                                           -             -               -              -              -
        Deferred income taxes                              -             -               -              -              -

      INCREASE (DECREASE) IN:
        Accounts payable and accrued expenses          17,716      (289,995)       (304,896)        32,617       (176,668)
        Deferred income taxes                        (472,000)       (5,000)             -        (477,000)        (4,000)
        Income taxes payable                          512,674       123,684              -         636,358        283,566
                                                  -----------   -----------    ------------    -----------    -----------
          TOTAL ADJUSTMENTS TO NET INCOME           1,016,257       129,890              -       1,146,147        582,854
                                                  -----------   -----------    ------------    -----------    -----------
          NET CASH PROVIDED BY OPERATING            1,886,087       293,405              -       2,179,492        895,937
          ACTIVITIES
                                                  -----------   -----------    ------------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sale of property and equipment          5,100            -               -           5,100             -
  Capital expenditures                             (1,037,283)           -               -      (1,037,283)       (90,243)
  Deposits on equipment                                57,500            -               -          57,500       (107,500)
  Loans receivable                                         -             -               -              -              -
  Due from affiliates                                      -             -               -              -              -
                                                  -----------   -----------    ------------    -----------    -----------
    NET CASH PROVIDED BY/USED IN INVESTING           (974,683)           -               -        (974,683)      (197,743)
    ACTIVITIES
                                                  -----------   -----------    ------------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of long-term debt            675,000            -               -         675,000             -
  Payments on long-term debt                         (328,788)           -               -        (328,788)      (189,946)
  Increase in controlling interest                         -             -               -              -         167,135
  Controlling interest distributions               (1,324,994)     (420,000)             -      (1,744,994)      (151,790)
  Minority interest distributions                          -             -               -              -        (215,345)
  Note payable - officer                                  475            -               -             475             -
  Loan payable                                             -             -               -              -           8,758
  Loan to affiliate                                        -             -               -              -          14,176
                                                  -----------   -----------    ------------    -----------    -----------
    NET CASH USED IN FINANCING ACTIVITIES            (978,307)     (420,000)             -      (1,398,307)      (367,012)
                                                  -----------   -----------    ------------    -----------    -----------




                                                 IRVING N.
                                                 BERAN, MD,       ECHELON
                                                    P.A.            MRI        ELIMINATIONS      COMBINED
                                               -------------     ----------    ------------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income                                     $    59,941     $   747,296    $        -      $ 2,153,665
  Adjustment to Reconcile Net Income to Net
   Cash Provided by Operating Activities:

      Depreciation and amortization                   74,753         236,610             -        1,128,478
      Loss in disposal or abandonment                225,735              -              -          259,120
      Minority interest share of income                    -         303,946             -          417,091
      (INCREASE) DECREASE IN:
        Accounts receivable                         (149,169)        367,679             -          729,837
        Prepaid expenses                             (13,612)        (19,963)            -          (74,419)
        Deposits                                      12,325              -              -           12,325
        Deferred income taxes                         59,000              -              -           59,000
      INCREASE (DECREASE) IN:
        Accounts payable and accrued expenses         (2,495)         (5,117)       212,438          60,775
        Deferred income taxes                        (13,000)       (137,000)            -         (631,000)
        Income taxes payable                               -         981,969             -        1,901,893
                                                 -----------     -----------    -----------     -----------
          TOTAL ADJUSTMENTS TO NET INCOME            193,537       1,728,124        212,438       3,863,100
                                                 -----------     -----------    -----------     -----------
          NET CASH PROVIDED BY OPERATING             253,478       2,475,420        212,438       6,016,765
          ACTIVITIES
                                                 -----------     -----------    -----------     -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sale of property and equipment       379,776              -              -          384,876
  Capital expenditures                              (453,189)     (1,077,782)            -       (2,658,497)
  Deposits on equipment                                   -               -              -          (50,000)
  Loans receivable                                   (10,035)          6,464             -           (3,571)
  Due from affiliates                                198,262              -        (198,262)             -
                                                 -----------     -----------    -----------     -----------
    NET CASH PROVIDED BY/USED IN INVESTING           114,814      (1,071,318)      (198,262)     (2,327,192)
      ACTIVITIES
                                                 -----------     -----------    -----------     -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of long-term debt                -               -              -          675,000
  Payments on long-term debt                         (44,814)        (41,074)            -         (604,622)
  Increase in controlling interest                        -           53,298             -          220,433
  Controlling interest distributions                      -       (1,430,750)            -       (3,327,534)
  Minority interest distributions                         -         (640,324)            -         (867,893)
  Note payable - officer                                  -               -              -              475
  Loan payable                                      (306,500)          7,036             -         (290,706)
  Loan to affiliate                                       -               -         (14,176)             -
                                                 -----------     -----------    -----------     -----------
    NET CASH USED IN FINANCING ACTIVITIES           (351,314)     (2,064,038)       (14,176)     (4,194,847)
                                                 -----------     -----------    -----------     -----------




See Independent Auditors' Report.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
   SCHEDULE IV - COMBINING STATEMENT OF CASH FLOWS EARNINGS/PARTNERS' CAPITAL
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (CONTINUED)



                                                    N. J.       BLOOMFIELD                                     MAINLAND
                                                   IMAGING       IMAGING      ELIMINATIONS       TOTAL          IMAGING
                                                  ---------    ------------   ------------     ---------      -----------
NET INCREASE (DECREASE) IN CASH AND CASH
   EQUIVALENTS                                        (66,903)     (126,595)             -        (193,498)       331,182
CASH AND CASH EQUIVALENTS - BEGINNING                 507,651       222,135                        729,786         66,385
                                                  -----------   -----------   ------------     -----------    -----------
CASH AND CASH EQUIVALENTS - ENDING                $   440,748   $    95,540    $         -     $   536,288    $   397,567
                                                  ===========   ===========   ============     ===========    ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFO.
  CASH PAID DURING THE YEAR FOR:
    Interest                                      $    94,039   $        -     $         -     $    94,039    $    36,727
                                                  ===========   ===========   ============     ===========    ===========
Income Taxes                                      $        -    $    12,334    $         -     $    12,334    $        -
                                                  ===========   ===========   ============     ===========    ===========











                                                IRVING N.
                                                BERAN, MD,       ECHELON
                                                   P.A.            MRI        ELIMINATIONS      COMBINED
                                               ------------     ----------    ------------     -----------
NET INCREASE (DECREASE) IN CASH AND CASH
   EQUIVALENTS                                       16,978        (659,936)            -         (505,274)
CASH AND CASH EQUIVALENTS - BEGINNING                35,527         802,722             -        1,634,420
                                               ------------     -----------    -----------     -----------
CASH AND CASH EQUIVALENTS - ENDING              $    52,505     $   142,786    $        -      $ 1,129,146
                                               ============     ===========    ===========     ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFO.
  CASH PAID DURING THE YEAR FOR:
    Interest                                    $    15,396     $     2,087    $        -      $   148,249
                                               ============     ===========    ===========     ===========
Income Taxes                                    $        -      $   104,081    $        -      $   116,415
                                               ============     ===========    ===========     ===========




See Independent Auditors' Report.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                   SCHEDULE V - COMBINING OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                    N. J.       BLOOMFIELD                                    MAINLAND
                                                   IMAGING       IMAGING      ELIMINATIONS       TOTAL         IMAGING
                                                  ---------    -----------    ------------     ---------     ----------
Advertising                                      $   18,940     $       -      $       -       $  18,940      $   3,635
Bad debts                                                -         218,000             -         218,000        110,000
Cleaning                                                 -              -              -              -           4,354
Condo fees                                            4,680             -              -           4,680             -
Donations                                             1,750          8,400             -          10,150            305
Dues and subscriptions                                  444             -              -             444            400
Employee benefits                                    30,089         19,541             -          49,630         32,025
Entertainment                                         3,779             -              -           3,779            776
Gifts                                                 2,728             -              -           2,728          3,284
Insurance                                            16,224         35,891             -          52,115         23,683
Licenses                                                934          2,000             -           2,934          4,357
Postage                                              18,195             -              -          18,195          7,095
Maintenance contracts                                71,341             -              -          71,341         20,966
Management fees                                          -       3,074,798     (3,074,798)            -              -
Medical supplies                                     91,114             -              -          91,114         89,041
Miscellaneous                                           450             -              -             450             -
Moving and storage                                    8,201             -              -           8,201             -
Office expenses                                      23,032          1,847             -          24,879         13,144
Outside services                                         -           4,100             -           4,100             -
Patient transportation                              143,162             -              -         143,162         13,101
Payroll-officer                                      49,400          4,615             -          54,015             -
Payroll doctors                                          -         267,499             -         267,499             -
Payroll-office                                      557,940        174,854             -         732,794        207,096
Payroll-taxes                                        55,997         28,936             -          84,933         23,654
Professional fees                                    17,062         80,076             -          97,138         31,968
Radiology fees                                           -              -              -              -         328,702
Rent                                                136,529             -              -         136,529         73,500
Repairs and maintenance                              86,036             -              -          86,036        122,491
Security                                                382             -              -             382            509
Taxes - miscellaneous                                   502             -              -             502             -
Telephone                                            23,605             25             -          23,630         11,612
Travel                                               33,255            434             -          33,689         12,846
Utilities                                            25,722             -              -          25,722         50,131
                                                 ----------     ----------    -----------     ----------     ----------
                                                 $1,421,493     $3,921,016    $(3,074,798)    $2,267,711     $1,188,675
                                                 ==========     ==========    ===========     ==========     ==========

                                           IRVING N.
                                           BERAN, MD,       ECHELON
                                              P.A.            MRI        ELIMINATIONS      COMBINED
                                           -----------     ----------    ------------     -----------
Advertising                                 $    1,893     $  45,869       $      -       $  70,337
Bad debts                                      (33,000)      (50,000)             -         245,000
Cleaning                                        12,386         7,939              -          24,679
Condo fees                                          -             -               -           4,680
Donations                                        2,050         2,615              -          15,120
Dues and subscriptions                           5,118         1,617              -           7,579
Employee benefits                               58,276        37,171              -         177,102
Entertainment                                      296        12,636              -          17,487
Gifts                                               -          3,250              -           9,262
Insurance                                       54,171        47,887              -         177,856
Licenses                                        14,771         2,110              -          24,172
Postage                                          8,585            -               -          33,875
Maintenance contracts                           26,174        83,825              -         202,306
Management fees                                     -        207,193       (207,193)             -
Medical supplies                                66,060        72,972              -         319,187
Miscellaneous                                    2,894         2,189              -           5,533
Moving and storage                              29,908            -               -          38,109
Office expenses                                 20,677        25,615              -          84,315
Outside services                                21,689         4,000              -          29,789
Patient transportation                          24,602        30,298              -         211,163
Payroll-officer                                 48,582         6,539              -         109,136
Payroll doctors                                546,804       200,000              -       1,014,303
Payroll-office                                 332,962       315,114              -       1,587,966
Payroll-taxes                                   57,132        40,287              -         206,006
Professional fees                               23,169        25,950              -         178,225
Radiology fees                                      -             -        (328,702)             -
Rent                                            82,865        90,500              -         383,394
Repairs and maintenance                         55,509        49,075              -         313,111
Security                                            -            445              -           1,336
Taxes - miscellaneous                            7,501            25              -           8,028
Telephone                                       21,020        13,212              -          69,474
Travel                                           8,894        10,944              -          66,373
Utilities                                       20,690        44,166              -         140,709
                                            ----------    ----------      ---------      ----------
                                            $1,521,678    $1,333,443      $(535,895)     $5,775,612
                                            ==========    ==========      =========      ==========

See Independent Auditors' Report.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                     SCHEDULE VI - COMBINING BALANCE SHEET
                               DECEMBER 31, 1996




                                                    N. J.       BLOOMFIELD                                    MAINLAND
                                                   IMAGING       IMAGING      ELIMINATIONS       TOTAL         IMAGING
                                                 -----------  -------------   ------------   ------------    ----------
CURRENT ASSETS
  Cash and cash equivalents                      $   507,651  $    222,135   $         -     $   729,786    $     66,385
  Accounts receivable, net                         2,259,283     2,984,476     (2,259,283)     2,984,476       1,329,570
  Due from affiliates                                     -             -              -              -               -
  Prepaid expenses                                    18,786            -              -          18,786           4,625
  Loans receivable                                        -             -              -              -               -
  Deferred income taxes                                   -             -              -              -               -
                                                 -----------  ------------   ------------    -----------    ------------
      Total Current Assets                         2,785,720     3,206,611     (2,259,283)     3,733,048       1,400,580
                                                 -----------  ------------   ------------    -----------    ------------

PROPERTY AND EQUIPMENT
  Medical equipment                                2,157,209            -              -       2,157,209       2,236,241
  Leasehold improvements                             294,232            -              -         294,232         525,043
  Office furniture                                    30,222            -              -          30,222           8,435
  Vehicles                                                -             -              -              -               -
  Signs                                                   -             -              -              -            1,705
                                                 -----------  ------------   ------------    -----------    ------------
                                                   2,481,663            -              -       2,481,663       2,771,424
  Accumulated Depreciation                        (1,305,043)           -              -      (1,305,043)     (2,141,244)
                                                 -----------  ------------   ------------    -----------    ------------
                                                   1,176,620            -              -       1,176,620         630,180
                                                 -----------  ------------   ------------    -----------    ------------
OTHER ASSETS                                         115,821            -              -         115,821          28,570
                                                 -----------  ------------   ------------    -----------    ------------
                                                 $ 4,078,161  $  3,206,611   $ (2,259,283)   $ 5,025,489    $  2,059,330
                                                 ===========  ============   ============    ===========    ============






                                               IRVING N.
                                               BERAN, MD,       ECHELON
                                                  P.A.            MRI        ELIMINATIONS      COMBINED
                                              ------------     ---------     ------------     -----------
CURRENT ASSETS
  Cash and cash equivalents                  $      35,527   $    802,722   $         -     $ 1,634,420
  Accounts receivable, net                         473,612      1,759,720             -       6,547,378
  Due from affiliates                              499,382             -        (499,382)            -
  Prepaid expenses                                  12,944         12,365             -          48,720
  Loans receivable                                      -          12,464             -          12,464
  Deferred income taxes                            288,000             -              -         288,000
                                             -------------   ------------   ------------    -----------
      Total Current Assets                       1,309,465      2,587,271       (499,382)     8,530,982
                                             -------------   ------------   ------------    -----------
PROPERTY AND EQUIPMENT
  Medical equipment                              1,905,594      1,332,868   $         -       7,631,912
  Leasehold improvements                           131,937        325,650             -       1,276,862
  Office furniture                                  56,164         10,919             -         105,740
  Vehicles                                          36,380             -              -          36,380
  Signs                                              2,667          1,696             -           6,068
                                             -------------   ------------   ------------    -----------
                                                 2,132,742      1,671,133             -       9,056,962
  Accumulated Depreciation                      (1,740,381)    (1,401,008)            -      (6,587,676)
                                             -------------   ------------   ------------    -----------
                                                   392,361        270,125             -       2,469,286
                                             -------------   ------------   ------------    -----------
OTHER ASSETS                                        12,325        100,000             -         256,716
                                             -------------   ------------   ------------    -----------
                                             $   1,714,151   $  2,957,396   $   (499,382)   $11,256,984
                                             =============   ============   ============    ===========




See Independent Auditors' Report.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                     SCHEDULE VI - COMBINING BALANCE SHEET
                               DECEMBER 31, 1996
                                  (CONTINUED)








                                               N. J.      BLOOMFIELD                                     MAINLAND
                                              IMAGING       IMAGING      ELIMINATIONS       TOTAL        IMAGING
                                            ----------   ------------    ------------    ----------    -----------
CURRENT LIABILITIES
  Current portion of long-term debt          $  229,788    $       -      $        -      $  229,788    $  189,946
  Note payable-officer                           25,248            -               -          25,248            -
  Accounts payable and accrued expenses          51,667     2,283,242      (2,259,283)        75,626       396,691
  Due to affiliate                                   -             -               -              -             -
  Income taxes payable                          412,355       139,272              -         551,627        43,422
  Deferred income taxes                         472,000       281,000              -         753,000       376,000
                                             ----------    ----------     -----------     ----------    ----------
      TOTAL CURRENT LIABILITIES               1,191,058     2,703,514      (2,259,283)     1,635,289     1,006,059
                                             ----------    ----------     -----------     ----------    ----------

LONG-TERM LIABILITIES
  Long-term debt, net of current portion        596,504            -               -         596,504       456,208
                                             ----------    ---------      -----------     ----------    ----------
MINORITY INTERESTS                                   -             -               -              -        363,683
                                             ---------     ---------      -----------     ----------    ----------
STOCKHOLDERS' AND PARTNERS' EQUITY
  Common stock                                       -            100              -             100         1,000
  Additional paid-in-capital                    (25,000)           -               -         (25,000)      298,750
  Retained earnings (deficit)                        -        502,997              -         502,997       (66,370)
  Partners' capital                           2,315,599            -               -       2,315,599            -
                                             ----------    ----------     -----------     ----------    ----------
                                              2,290,599       503,097              -       2,793,696       233,380
                                             ----------    ----------     -----------     ----------    ----------
                                             $4,078,161    $3,206,611     $(2,259,283)    $5,025,489    $2,059,330
                                             ==========    ==========     ===========     ==========    ==========






                                            IRVING N.
                                            BERAN, MD,       ECHELON
                                               P.A.            MRI        ELIMINATIONS     COMBINED
                                           ------------     ----------    ------------     ---------
CURRENT LIABILITIES
  Current portion of long-term debt         $   44,814      $   41,075     $       -       $  505,623
  Note payable-officer                         862,142              -              -          887,390
  Accounts payable and accrued expenses         71,973         203,008       (499,382)        247,916
  Due to affiliate                                  -               -              -               -
  Income taxes payable                              -        1,138,298             -        1,733,347
  Deferred income taxes                        366,000         631,000             -        2,126,000
                                            ----------      ----------     ----------      ----------
      TOTAL CURRENT LIABILITIES              1,344,929       2,013,381       (499,382)      5,500,276
                                            ----------      ----------     ----------      ----------
LONG-TERM LIABILITIES
  Long-term debt, net of current portion            -            3,573             -        1,056,285
                                            ----------      ----------     ----------      ----------
MINORITY INTERESTS                                  -          649,587             -        1,013,270
                                            ----------      ----------     ----------      ----------
STOCKHOLDERS' AND PARTNERS' EQUITY
  Common stock                                   1,000           1,000             -            3,100
  Additional paid-in-capital                        -          155,500             -          429,250
  Retained earnings (deficit)                  368,222         134,355             -          939,204
  Partners' capital                                 -               -              -        2,315,599
                                            ----------      ----------     ----------      ----------
                                               369,222         290,855             -        3,687,153
                                            ----------      ----------     ----------      ----------
                                            $1,714,151      $2,957,396     $ (499,382)    $11,256,984
                                            ==========      ==========     ==========      ==========




See Independent Auditors' Report.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                  SCHEDULE VII - COMBINING STATEMENT OF INCOME
                    AND RETAINED EARNINGS/PARTNERS' CAPITAL
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                    N. J.       BLOOMFIELD                                    MAINLAND
                                                   IMAGING       IMAGING      ELIMINATIONS       TOTAL         IMAGING
                                                  ---------    -----------    ------------     ---------      ---------
INCOME-FEES                                      $3,190,529     $4,268,541     $(3,190,529)   $ 4,268,541     $1,937,410
OPERATING EXPENSES - SCHEDULE IX                  1,343,689      3,780,981      (3,190,529)     1,934,141      1,100,280
DEPRECIATION AND AMORTIZATION                       358,589             -               -         358,589        291,280
                                                 ----------     ----------     -----------    -----------     ----------
INCOME BEFORE OTHER INCOME (EXPENSE)              1,488,251        487,560              -       1,975,811        545,850
                                                 ----------     ----------     -----------    -----------     ----------
OTHER INCOME (EXPENSE)
  Interest income                                     7,013            825              -           7,838          2,854
  Miscellaneous income                                   -              -               -              -              -
  Interest expense                                  (26,601)            -               -         (26,601)       (87,909)
  Gain on disposal and abandonment                    6,000             -               -           6,000          2,350
                                                 ----------     ----------     -----------    -----------     ----------
                                                    (13,588)           825              -         (12,763)       (82,705)
                                                 ----------     ----------     -----------    -----------     ----------
INCOME BEFORE PROVISION (BENEFIT) FOR TAXES       1,474,663        488,385              -       1,963,048        463,145
                                                 ----------     ----------     -----------    -----------     ----------
PROVISION (BENEFIT) FOR INCOME TAXES
  Current                                           412,355        145,671              -         558,026         43,422
  Deferred                                          188,000         17,941              -         205,941        (27,871)
                                                 ----------     ----------     -----------    -----------     ----------
                                                    600,355        163,612              -         763,967         15,551
                                                 ----------     ----------     -----------    -----------     ----------
MINORITY INTERESTS IN INCOME OF COMBINED
   ENTITIES                                              -              -               -              -        (170,085)
                                                 ----------     ----------     -----------    -----------     ----------
NET INCOME                                          874,308        324,773              -       1,199,081        277,509
BEGINNING RETAINED EARNINGS (DEFICIT)/
   PARTNERS' CAPITAL                              2,166,291        553,224              -       2,719,515       (281,879)
DISTRIBUTIONS                                      (725,000)      (375,000)             -      (1,100,000)       (62,000)
                                                 ----------     ----------     -----------    -----------     ----------
ENDING RETAINED EARNINGS (DEFICIT)/PARTNERS'
   CAPITAL                                       $2,315,599     $  502,997     $        -     $ 2,818,596     $  (66,370)
                                                 ==========     ==========     ===========    ===========     ==========

                                                  IRVING N.
                                                  BERAN, MD,       ECHELON
                                                     P.A.            MRI        ELIMINATIONS      COMBINED
                                                 ------------     ----------    ------------      ---------
INCOME-FEES                                       $ 2,272,559     $3,985,200      $(500,393)     $11,963,317
OPERATING EXPENSES - SCHEDULE IX                    1,983,849      1,339,006       (500,393)       5,856,883
DEPRECIATION AND AMORTIZATION                         147,878         18,952             -           816,699
                                                  -----------     ----------      ---------      -----------
INCOME BEFORE OTHER INCOME (EXPENSE)                  140,832      2,627,242              0        5,289,735
                                                  -----------     ----------      ---------      -----------
OTHER INCOME (EXPENSE)
  Interest income                                          -          18,330             -            29,022
  Miscellaneous income                                     -              -              -                -
  Interest expense                                     (7,764)        (5,982)            -          (128,256)
  Gain on disposal and abandonment                        766             -              -             9,116
                                                  -----------     ----------      ---------      -----------
                                                       (6,998)        12,348             -           (90,118)
                                                  -----------     ----------      ---------      -----------
INCOME BEFORE PROVISION (BENEFIT) FOR TAXES           133,834      2,639,590             -         5,199,617
                                                  -----------     ----------      ---------      -----------
PROVISION (BENEFIT) FOR INCOME TAXES
  Current                                                  -       1,188,498             -         1,789,946
  Deferred                                             73,000       (211,300)            -            39,770
                                                  -----------     ----------      ---------      -----------
                                                       73,000        977,198             -         1,829,716
                                                  -----------     ----------      ---------      -----------
MINORITY INTERESTS IN INCOME OF COMBINED
   ENTITIES                                                -        (310,095)            -          (480,180)
                                                  -----------     ----------      ---------      -----------
NET INCOME                                             60,834      1,352,297             -         2,889,721
BEGINNING RETAINED EARNINGS (DEFICIT)/
   PARTNERS' CAPITAL                                  307,388        300,058             -         3,045,082
DISTRIBUTIONS                                              -      (1,518,000)            -         (2,680,000)
                                                 ------------     ----------      ---------      ------------
ENDING RETAINED EARNINGS (DEFICIT)/PARTNERS'
   CAPITAL                                        $   368,222     $  134,355      $      -         $3,254,803
                                                 ============     ==========      =========      ============

See Independent Auditors' Report.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
               SCHEDULE VIII - COMBINING STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                    N. J.       BLOOMFIELD                                    MAINLAND
                                                   IMAGING       IMAGING      ELIMINATIONS       TOTAL         IMAGING
                                                  ---------    -----------    ------------     ---------     ----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                     $  874,308     $  324,773     $        -      $1,199,081     $  277,509
                                                 ----------     ----------     ----------      ----------     ----------
  Adjustment to reconcile net income to net
   cash provided by operating activities:
      Depreciation and amortization                 358,589             -               -         358,589        291,280
      Gain on disposal or abandonment                (6,000)            -               -          (6,000)        (2,350)
      Minority interest share of income                  -              -               -              -         170,085
      (INCREASE) DECREASE IN:
        Accounts receivable                        (388,690)      (513,026)        388,690       (513,026)       (72,423)
        Prepaid expenses                             32,619         12,141                         44,760            829
        Deposits                                     (7,533)            -               -          (7,533)            -
        Deferred income taxes                            -              -               -              -              -
      INCREASE (DECREASE) IN:
        Accounts payable and accrued expenses         8,301        398,540         388,690         18,151         84,990
        Deferred income taxes                       188,000         32,000              -         220,000         36,000
        Income taxes payable                        412,355        122,533              -         534,888        (20,449)
                                                 ----------     ----------     -----------     ----------     ----------
          TOTAL ADJUSTMENTS                         597,641         52,188              -         649,829        487,962
                                                 ----------     ----------     -----------     ----------     ----------
          NET CASH PROVIDED BY OPERATING          1,471,949        376,961              -       1,848,910        765,471
            ACTIVITIES
                                                 ----------     ----------     -----------     ----------     ----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from Sale of Property and Equipment        6,000             -               -           6,000          6,000
  Capital expenditures                           (1,179,478)            -               -      (1,179,478)       (15,354)
  Deposits on equipment                            (100,000)            -               -        (100,000)       (27,500)
  Loans receivable                                       -              -               -              -              -
  Due from affiliates                                    -              -               -              -              -
                                                 ----------     ----------     -----------     ----------     ----------
    NET CASH USED IN INVESTING ACTIVITIES        (1,273,478)            -               -      (1,273,478)       (36,854)
                                                 ----------     ----------     -----------     ----------     ----------



                                                  IRVING N.
                                                  BERAN, MD,       ECHELON
                                                     P.A.            MRI        ELIMINATIONS      COMBINED
                                                 ------------     ----------    ------------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                       $   60,834     $1,352,297      $      -       $ 2,889,721
                                                   ----------     ----------      ---------      -----------
  Adjustment to reconcile net income to net
   cash provided by operating
   activities:
      Depreciation and amortization                   147,878         18,952             -           816,699
      Gain on disposal or abandonment                    (766)            -              -            (9,116)
      Minority interest share of income                    -         310,095             -           480,180
      (INCREASE) DECREASE IN:
        Accounts receivable                          (143,416)       260,430             -          (468,435)
        Prepaid expenses                                3,066         12,280             -            60,935
        Deposits                                           -              -              -            (7,533)
        Deferred income taxes                         (31,000)            -              -           (31,000)
      INCREASE (DECREASE) IN:
        Accounts payable and accrued expenses          10,143         83,546       (153,268)          43,562
        Deferred income taxes                         104,000       (163,000)            -           197,000
        Income taxes payable                               -       1,089,807             -         1,604,246
                                                   ----------     ----------      ---------      -----------
          TOTAL ADJUSTMENTS                            89,905      1,612,110       (153,268)       2,686,538
                                                   ----------     ----------      ---------      -----------
          NET CASH PROVIDED BY OPERATING              150,739      2,964,407       (153,268)       5,576,259
             ACTIVITIES
                                                   ----------     ----------      ---------      -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from Sale of Property and Equipment            766             -              -            12,766
  Capital expenditures                                (16,684)       (39,044)            -        (1,250,560)
  Deposits on equipment                                    -        (100,000)            -          (227,500)
  Loans receivable                                      3,641          8,060             -            11,701
  Due from affiliates                                (153,268)            -         153,268               -
                                                   ----------     ----------      ---------      -----------
    NET CASH USED IN INVESTING ACTIVITIES            (165,545)      (130,984)       153,268       (1,453,593)
                                                   ----------     ----------      ---------      -----------

See Independent Auditors' Report.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
               SCHEDULE VIII - COMBINING STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (CONTINUED)


                                                    N. J.       BLOOMFIELD                                    MAINLAND
                                                   IMAGING       IMAGING      ELIMINATIONS       TOTAL         IMAGING
                                                  --------     ------------   ------------     ---------     ----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of long-term debt          900,000             -              -         900,000              -
  Payments on long-term debt                        (73,708)            -              -         (73,708)       (541,014)
  Increase in loan fees                              (2,413)            -              -          (2,413)             -
  Controlling interest distributions               (725,000)      (375,000)            -      (1,100,000)        (62,000)
  Minority interest distributions                        -              -              -              -          (38,000)
  Note payable - officer                                 -              -              -              -               -
  Loan payable                                           -              -              -              -          (10,500)
                                                  ---------      ---------    -----------     ----------      ----------
    NET CASH PROVIDED BY/USED IN FINANCING
      ACTIVITIES                                     98,879       (375,000)            -        (276,121)       (651,514)
                                                  ---------      ---------    -----------     ----------      ----------
NET INCREASE (DECREASE) IN CASH AND CASH
   EQUIVALENTS                                      297,350          1,961             -         299,311          77,103

CASH AND CASH EQUIVALENTS (OVERDRAFT) -
   BEGINNING                                        210,301        220,174             -         430,475         (10,718)
                                                  ---------     ----------    -----------     ----------      ----------
CASH AND CASH EQUIVALENTS - ENDING                $ 507,651     $  222,135     $       -       $ 729,786      $   66,385
                                                  =========     ==========    ===========     ==========      ==========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFO
  CASH PAID DURING THE YEAR FOR:
    Interest                                      $  26,601     $       -      $       -       $  26,601      $   87,909
                                                  =========     ==========    ===========     ==========      ==========
    Income Taxes                                  $      -      $    6,181     $       -       $   6,181      $       -
                                                  =========     ==========    ===========     ==========      ==========

                                                   IRVING N.
                                                   BERAN, MD,       ECHELON
                                                      P.A.            MRI        ELIMINATIONS      COMBINED
                                                  -----------      ----------    ------------     -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of long-term debt                  -              -              -           900,000
  Payments on long-term debt                           (61,559)       (37,927)            -          (714,208)
  Increase in loan fees                                     -              -              -            (2,413)
  Controlling interest distributions                        -      (1,518,000)            -        (2,680,000)
  Minority interest distributions                           -        (682,000)            -          (720,000)
  Note payable - officer                                25,000             -              -            25,000
  Loan payable                                              -              -              -           (10,500)
                                                  ------------     ----------     ----------      -----------
    NET CASH PROVIDED BY/USED IN FINANCING
      ACTIVITIES                                       (36,559)    (2,237,927)            -        (3,202,121)
                                                  ------------     ----------     ----------      -----------
NET INCREASE (DECREASE) IN CASH AND CASH
   EQUIVALENTS                                         (51,365)       595,496             -           920,545

CASH AND CASH EQUIVALENTS (OVERDRAFT) -
   BEGINNING                                            86,892        207,226             -           713,875
                                                  ------------     ----------     ----------      -----------
CASH AND CASH EQUIVALENTS - ENDING                  $   35,527     $  802,722      $      -       $1,634,420
                                                  ============     ==========     ==========      ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFO
  CASH PAID DURING THE YEAR FOR:
    Interest                                        $    7,764     $    5,982      $      -       $   128,256
                                                  ============     ==========     ===========     ===========
    Income Taxes                                    $       -      $   50,391      $      -       $    56,572
                                                  ============     ==========     ===========     ===========


See Independent Auditors' Report.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                   SCHEDULE IX - COMBINING OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996





                                        N. J.      BLOOMFIELD                                     MAINLAND
                                       IMAGING       IMAGING      ELIMINATIONS       TOTAL        IMAGING
                                      ---------   ------------    ------------     ---------    ------------
Advertising                            $18,991      $       -      $        -       $ 18,991     $    5,268
Automobile                                   -             200              -            200             -
Bad debts                                    -         127,000              -        127,000        157,000
Cleaning                                     -              -               -             -           3,185
Condo fees                                4,290             -               -          4,290             -
Donations                                 1,000          1,000              -          2,000            360
Dues and subscriptions                    2,083             -               -          2,083            275
Employee benefits                        15,605          6,667              -         22,272         19,991
Entertainment                             1,291             -               -          1,291          1,502
Gifts                                     2,732             -               -          2,732          1,000
Insurance                                11,750         29,105              -         40,855         22,163
Licenses                                  5,549          2,000              -          7,549          5,476
Postage                                  20,482             -               -         20,482          6,220
Maintenance contracts                   174,357             -               -        174,357         38,256
Management fees                              -       3,190,529      (3,190,529)           -              -
Medical supplies                        118,915             -               -        118,915         85,625
Miscellaneous                               394             -               -            394             -
Moving and storage                           -              -               -             -              -
Office expenses                          21,240          1,485              -         22,725          7,877
Outside services                             -              -               -             -              -
Patient transportation                  230,070             -               -        230,070         11,633
Payroll-officer                          45,000             -               -         45,000             -
Payroll-doctors                              -         261,897              -        261,897             -
Payroll-office                          357,590        128,844              -        486,434        158,337
Payroll taxes                            30,540         24,359              -         54,899         16,948
Professional fees                        35,095          7,865              -         42,960         26,974
Radiology fees                               -              -               -             -         257,134
Rent                                    119,537             -               -        119,537         72,000
Repairs and maintenance                  23,764             -               -         23,764        131,241
Security                                     -              -               -             -              -
Taxes-miscellaneous                       4,578             -               -          4,578             -
Telephone                                19,440             30              -         19,470         11,621
Travel                                   35,217             -               -         35,217         13,113
Utilities                                44,179             -               -         44,179         47,081
                                     ==========    ===========      ==========    ==========     ==========
                                     $1,343,689     $3,780,981     $(3,190,529)   $1,934,141     $1,100,280
                                     ==========    ===========      ==========    ==========     ==========






                                     IRVING N.
                                     BERAN, MD,       ECHELON
                                        P.A.            MRI        ELIMINATIONS     COMBINED
                                    ------------     ----------    ------------     ----------
Advertising                          $     5,064     $   38,778      $       -      $   68,101
Automobile                                    -              -               -             200
Bad debts                                 39,000         57,000              -         380,000
Cleaning                                  12,322          9,055              -          24,562
Condo fees                                    -              -               -           4,290
Donations                                    350             -               -           2,710
Dues and subscriptions                     6,004          3,269              -          11,631
Employee benefits                         76,661         31,627              -         150,551
Entertainment                                573          7,475              -          10,841
Gifts                                         -              -               -           3,732
Insurance                                 63,205         40,653              -         166,876
Licenses                                  10,124          5,000              -          28,149
Postage                                    3,883             -               -          30,585
Maintenance contracts                     52,704        106,795              -         372,112
Management fees                               -         243,259        (243,259)            -
Medical supplies                         118,062         55,752              -         378,354
Miscellaneous                              2,083             -               -           2,477
Moving and storage                            -              -               -              -
Office expenses                           25,096         23,645              -          79,343
Outside services                             149             -               -             149
Patient transportation                    61,440         57,304              -         360,447
Payroll-officer                          125,687          5,028              -         175,715
Payroll-doctors                          543,627        193,407              -         998,931
Payroll-office                           450,162        242,225              -       1,337,158
Payroll taxes                             73,256         33,576              -         178,679
Professional fees                         33,802         29,524              -         133,260
Radiology fees                                -              -         (257,134)            -
Rent                                     167,550         72,000              -         431,087
Repairs and maintenance                   28,484         15,743              -         199,232
Security                                      -             509              -             509
Taxes-miscellaneous                        8,403             -               -          12,981
Telephone                                 23,975         11,476              -          66,542
Travel                                     6,455          9,502              -          64,287
Utilities                                 45,728         46,404              -         183,392
                                     ===========     ==========      ==========     ==========
                                     $ 1,983,849     $1,339,006      $ (500,393)    $5,856,883
                                     ===========     ==========      ==========     ==========




See Independent Auditors' Report.

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                             COMBINED BALANCE SHEET
                                 JUNE 30, 1998

                                     ASSETS

                                                           JUNE 30, 1998
                                                            (UNAUDITED)
                                                            -----------

Current Assets:

   Cash and cash equivalents                             $     1,435,555
   Accounts receivable, net                                    5,717,996
   Prepaid expenses                                              100,177
   Loans receivable                                               18,658
   Deferred income taxes                                         271,923
                                                         ---------------

         Total Current Assets                                  7,544,309
                                                         ---------------

Property and Equipment:

   Medical equipment                                           8,482,618
   Leasehold improvements                                      1,353,610
   Office furniture                                              140,316
   Vehicles                                                       27,863
   Signs                                                           6,068
                                                         ---------------
                                                              10,010,475
                                                         ---------------
   Accumulated Depreciation                                   (7,162,230)
                                                         ---------------
                                                               2,848,245
                                                         ---------------
Other Assets                                                     331,987
                                                         ---------------

         Total Assets                                    $    10,724,541
                                                         ===============

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                             COMBINED BALANCE SHEET
                                 JUNE 30, 1998

                 LIABILITIES AND STOCKHOLDERS'/PARTNERS' EQUITY

                                                          JUNE 30, 1998
                                                           (UNAUDITED)
                                                           -----------

Current Liabilities:

   Current portion of long-term debt                      $      421,274
   Notes payable-officer                                         595,401
   Accounts payable and accrued expenses                         303,214
   Income taxes payable                                        4,322,591
   Deferred income taxes                                       1,533,793
                                                         ---------------

         Total Current Liabilities                             7,176,273
                                                         ---------------

Long-term debt, net of current portion                         1,012,612
                                                         ---------------

Minority interests                                               467,270
                                                         ---------------

Commitments and Contingencies

Stockholders' and Partners' Equity:
   Common stock ($1.00 and $10.00 par value, 1,100 and
   200 shares authorized, issued and outstanding,
   respectively)                                                   3,100
   Additional paid-in-capital                                    429,250
   Retained earnings/partners' capital                         1,636,036
                                                         ---------------
                                                               2,068,386
                                                         ---------------
         Total Liabilities and Stockholders'/Partners'
         Equity                                           $   10,724,541
                                                         ===============

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                   COMBINED STATEMENTS OF INCOME AND RETAINED
                           EARNINGS/PARTNERS' CAPITAL
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                               JUNE 30, 1998
                                                                (UNAUDITED)
                                                              ---------------

Income-Fees                                                    $   5,036,086

Operating Expenses - Schedule I                                    2,811,141
Depreciation and amortization                                        520,072

                                                              --------------

Income Before Other Income (Expense)                               1,704,873
                                                              --------------

Other Income (Expense)

   Interest income                                                     8,016
   Interest expense                                                  (57,668)
                                                              --------------
                                                                     (49,652)

Income Before Provision for Income Taxes                           1,655,221
                                                              --------------

Provision for Income Taxes

   Current                                                           708,258
   Deferred                                                           25,493
                                                              --------------
                                                                     733,751
                                                              --------------

Minority Interests in Income of Combined Entities                   (187,551)
                                                              --------------

Net Income                                                           733,919

Beginning Retained Earnings/Partners' Capital                      2,301,367

Distributions                                                     (1,399,250)
                                                              --------------

Ending Retained Earnings/Partners' Capital                     $   1,636,036
                                                              ==============

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                       COMBINED STATEMENTS OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                              JUNE 30, 1998
                                                               (UNAUDITED)
                                                               -----------
Cash Flows From Operating Activities:

   Net Income                                                 $      733,919
   Adjustment to reconcile net income to net
   cash provided by operating activities:
         Depreciation and amortization                               520,072
         Minority Interest                                           187,551
         (Increase) Decrease in:
            Accounts receivable                                       99,544
            Prepaid expenses                                          22,962
            Other assets                                              (4,132)
         Increase (Decrease) in:
            Accounts payable and accrued expenses                     (5,477)
            Deferred income taxes                                     (4,130)
            Income taxes payable                                     687,352
                                                             ---------------
                  Total Adjustments to net income                  1,503,742
                                                             ---------------

                  Net Cash Provided by Operating Activities        2,237,661
                                                             --------------
Cash Flows From Investing Activities:
   Capital expenditures                                              (46,473)
   Loans receivable                                                   (2,623)
                                                             ---------------

         Net Cash Used in Investing Activities                       (49,096)
                                                             ---------------
Cash Flows From Financing Activities:
   Payments on long-term debt                                       (200,157)
   Distributions                                                  (1,399,250)
   Minority interests distributions                                 (282,749)
                                                             ---------------

         Net Cash Used in Financing Activities                    (1,882,156)
                                                             ---------------

Net Increase in Cash and Cash Equivalents                            306,409

Cash and Cash Equivalents - Beginning                              1,129,146
                                                             ---------------

Cash and Cash Equivalents - Ending                            $    1,435,555
                                                             ===============
Supplemental Disclosures of Cash Flow Information
   Cash paid during the year for:
         Interest                                             $       57,668
                                                             ===============

         Income Taxes                                         $       52,199
                                                             ===============

                   IRVING N. BERAN, M.D., P.A. AND AFFILIATES
                    SCHEDULE I - COMBINED OPERATING EXPENSES
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                 JUNE 30, 1998
                                                  (UNAUDITED)
                                              ----------------
Advertising                                   $         18,626
Automobile                                               4,440
Cleaning                                                 8,821
Condo fees                                               2,340
Donations                                                3,500
Dues and subscriptions                                   4,626
Employee benefits                                       62,353
Entertainment                                           22,988
Gifts                                                    1,076
Insurance                                               93,588
Licenses                                                 3,838
Postage                                                 21,706
Maintenance contracts                                   83,931
Medical supplies                                       127,525
Office expenses                                         25,298
Outside services                                        42,893
Patient transportation                                  70,907
Payroll-officer                                         82,000
Payroll-doctors                                        499,432
Payroll-office                                         882,267
Payroll taxes                                          127,674
Professional fees                                       55,775
Rent                                                   209,332
Repairs and maintenance                                228,605
Security                                                   127
Taxes-miscellaneous                                      2,487
Telephone                                               32,147
Travel                                                  31,429
Utilities                                               61,410
                                              ----------------

                                              $      2,811,141
                                              ================

                               INDEX TO EXHIBITS

Exhibit No.                                                            Page No.
-----------                                                            --------
(2.1)        Asset Purchase Agreement dated as of September 16,
             1998, among HealthCare Imaging Services, Inc.,
             Echelon MRI, P.C., Mainland Imaging Center, P.C.,
             North Jersey Imaging Management Associates, L.P.,
             Bloomfield Imaging Associates, P.A., Irving N.
             Beran, M.D., P.A., the estate of Irving N. Beran,
             Deceased, Mrs. Phyllis Beran and Sam Beran, M.D.
(4.1)        Certificate of Designations, Preferences and Rights
             of Series D Cumulative Accelerating Redeemable
             Preferred Stock of HealthCare Imaging Services, Inc.
(23.1)       Consent of David Fischer & Company, P.A.
(99.1)       Press Release of HealthCare Imaging Services, Inc.
             dated October 8, 1998.